Exhibit 99.2

Exhibit 99.2

Mayne Pharma Acquisition February 1, 2007

Safe Harbor This material contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the federal securities laws. In some cases, you can identify these statements by our use of forward-looking words such as “may,” “will,” “should,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “project,” “intend,” “could” or similar expressions. In particular, statements regarding our plans, strategies, prospects, goals and expectations regarding our business, and statements and projections regarding the markets and industries in which we operate are forward-looking statements. You should be aware that these statements and any other forward-looking statements in this material only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Many of these risks, uncertainties and assumptions are beyond our control and may cause actual results and performance to differ materially from our expectations. Important factors that could cause our actual results to be materially different from our expectations include the factors, risks and uncertainties set forth in the information statement under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s Annual Report on Form 10-K for the year ended Dec. 31, 2005 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, both filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this material. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Mayne Pharma Acquisition Hospira initially announced agreement to acquire Mayne Pharma Limited on Sept. 21, 2006 (Sept. 20 U.S. time) The transaction was completed on Feb. 2, 2007 (Feb. 1 U.S. time) Mayne Pharma is an excellent fit with Hospira’s strategy to invest for growth, which the company is executing by: Increasing R&D pipeline investment and accelerating new product introductions Expanding internationally Pursuing acquisitions and alliances

Mayne Pharma Acquisition Benefits Establishes Hospira as the worldwide leader in specialty generic injectable pharmaceuticals Combines the leading generic injectable company in the U.S. with the leading generic injectable company in Europe and Australia Strengthens Hospira’s specialty injectable pharmaceuticals offerings, particularly in oncology Significantly accelerates expansion of Hospira’s global footprint Doubles international sales to nearly 30% of total sales Highly complementary portfolios and cultures Augments Hospira’s R&D and manufacturing capabilities Adds potent/cytotoxic and API manufacturing Broadens the company’s global regulatory and intellectual property expertise in the area of specialty injectables

Hospira and Mayne Pharma at a Glance Yes No API Production Capability Yes No Potent/Cytotoxic Manufacturing 5 13 Manufacturing Facilities = 200 = 650 Sales Force = 2,000 = 13,000 Employees Worldwide 65+ countries Via direct sales: 20 Via distributors: 45+ 57 countries Via direct sales: 19 Via distributors: 38 Overall Countries Served #1 in Europe #1 in Australia #2 in Canada #1 in the U.S. Generic Injectable Market Leadership Position MAYNE PHARMA HOSPIRA

U.S.: =85% International: =15% International: =30% U.S.: =70% U.S.: =20% International: =80% Hospira Mayne Pharma Hospira & Mayne Pharma Geographic Sales Breakdown

EPS impact in 2007: slightly accretive to adjusted EPS*, dilutive to GAAP EPS Cost synergies: minimum of $50 million annually beginning in 2008 Price: AUD$4.10 per Mayne share; total of AUD$2.6 billion, or = US$2.1 billion Financing: = $200 million cash on hand; a $500 million term loan and a $1.4 billion bridge loan Bridge loan is expected to be refinanced through the issuance of bonds Hospira credit rating remains investment grade Expected Financial Impact of the Acquisition * excludes impact of transaction-related expenses and the amortization of intangible assets, as well as other specified items

CEO – Christopher Begley Corporate Vice President, Global Strategy and Business Development – Ron Squarer formerly Senior Vice President, Global Corporate and Business Development, Mayne Pharma COO – Terrence Kearney President, Global Pharmaceuticals – Thomas Moore formerly Vice President and General Manager, Specialty Injectable Pharmaceuticals, Hospira President, Global Devices – Chris Kolber formerly Corporate Vice President, Business Development, Hospira President, The Americas – Alejandro Infante formerly Vice President and General Manager, International Commercial Operations, Hospira President, Europe, Middle East and Africa – Michael Kotsanis formerly President, Asia-Pacific, Mayne Pharma President, Asia-Pacific – Tim Oldham, Ph.D. formerly Vice President, Strategic Partnerships and Acting Head, Europe, Middle East and Africa, Mayne Pharma Combined Company Organizational Structure New Positions Reporting to CEO and COO

Mayne Transition Team was formed after September 2006 acquisition announcement Achieved much progress and collaboration to the extent possible during the pre-close planning phase Integration efforts have accelerated since the transaction was approved by the Australian Court on Jan. 19, 2007 Intend to complete the integration with minimal disruption to our customers and the business Plan to operate the combined organization under one leadership structure Both organizations have a wealth of experience with integration-related activities; both recently spun off from parent companies Focus on Seamless Integration

Mayne Pharma overview Notices All information in this presentation regarding Mayne Pharma Limited has been derived from publicly available sources and has not been independently verified by Hospira. All figures are in Australian dollars, unless otherwise noted. References to FY 2005 and FY 2006 refer to the twelve months ended 30 June 2005 and 30 June 2006, respectively. All Mayne Pharma sales figures are pro forma numbers and according to Australian Equivalents to International Financial Reporting Standards (AIFRS). See slide 26 for a description of the pro forma figures and reconciliation to statutory numbers.

History 1845 F.H. Faulding founded in Adelaide by Francis Faulding 1947 F.H. Faulding publicly listed in Australia 1984 F.H. Faulding acquired David Bull Laboratories (Mulgrave injectable facility) 2001 Mayne Group acquired F.H. Faulding 2005 Mayne Pharma demerged from Mayne Group 2007 Hospira acquires Mayne Pharma

Major acquisitions / joint ventures 2003: NaPro paclitaxel manufacturing business (Boulder, CO) 2003: Methotrexate and leucovorin from Xanodyne (for US market) 2004: MVI® (injectable vitamins) product line (US) 2004: Paxene® Europe (paclitaxel from Ivax) 2004: ROVI (Spain sales business) 2004: Wasserburg (German manufacturing business) 2005: Intra-Tech Healthcare (UK compounding business) 2005: Onkoworks (German sales business) 2005: Zydus Cadila Indian manufacturing JV started (under construction) 2006: Nipent (specialty oncology product) from Supergen2005: PHT, Biologici (Italian sales businesses) 2006: Nipent (specialty oncology product) from Supergen

Mayne Pharma’s key strengths Injectable product development Development of generic injectable oncology and oncology-related products for global registration Increasing development of more complex molecules and formulations Large molecules – i.e., peptides, extracted and fermented products Non-aqueous injectable formulations Close product development ↔ intellectual property relationship = “Circumvent, Challenge & Create” Technology transfer skills Strong existing portfolio and pipeline of generic pharmaceutical products prescribed by oncologists Global regulatory affairs Significant expertise in development of both generic and complex product dossiers for global markets. Use of novel registration pathways e.g., 505(b)(2) and equivalent routes Network of regional regulatory personnel to develop innovative registration strategies and accelerate time to market Global hospital-focused sales and distribution platform Strong relationships with generic oncology customers in UK, Australia, Italy, Nordic, Canada and established relationships in many other major global markets Additional services such as compounding emerging, bringing Mayne closer to end user of products Management throughout organisation with proprietary pharmaceutical industry experience

FY 2006 sales by category Pro forma sales up by 17.6% in FY 2006 Products 82% Compounding 5% Contract Manufacturing 13% EMEA 49% Asia Pac 24% N America 27% Anti-cancer 47% Anti-infective 10% Biphosphonate 8% Oncology other 6% Pain management 3% Non-oncology 26% FY 2006 sales by geographic region

Mayne’s global presence – sales FY 2006 * 2006 pro forma sales revenue for the year ended 30 June 2006 Americas $217m* EMEA $391m* Asia Pacific $194m*

Regional overview – EMEA* Direct territories: Belgium Denmark Finland France Germany Ireland Italy Netherlands Norway Portugal Spain Sweden UK 49% of revenue Sales FY 2006 A$391m (+19%) Key activities: direct sales in 13 countries; distributors in over 40 countries non-cytotoxic injectable manufacturing in Wasserburg, Germany aseptic compounding facilities in UK R&D and regulatory affairs * As at 30 June 2006

Regional overview – Asia Pacific* Direct territories: Australia Hong Kong Malaysia New Zealand Singapore 24% of revenue Sales FY 2006 A$194m (+22%) Key activities: direct sales in 5 countries; distributors in 3 countries cytotoxic and non-cytotoxic R&D and injectable manufacturing in Mulgrave (Australia) oral R&D manufacturing in Salisbury (Australia) cytotoxic API processing and injectable manufacturing JV in India (under construction) R&D and regulatory affairs * As at 30 June 2006

Regional overview – Americas* * As at 30 June 2006 Direct territories: USA Canada 27% of revenue Sales FY 2006 A$217m (+12%) Key activities: direct sales in USA and Canada Non-cytotoxic injectable manufacturing: Aguadilla, Puerto Rico API processing: Boulder, CO, USA R&D and regulatory affairs

Global growth rate by therapeutic area 2005 (%) Oncology continues to grow Source: IMS Knowledge link; note that oncology refers to IMS classes L1 and L2. 0 20 Metabolic/ alimentary Haematology Cardio- vascular Genito- urinary Anti-infective Oncology Central nervous system Respiratory

Growth drivers for oncology products Cancer therapeutic class was fastest growing of top eight classes Many business development opportunities for growth Internal development to alliances and in-licensing to M&A Ageing population results in increasing cancer incidence World Health Organisation (WHO) estimates a 50% increase in cancer cases from 10 million in 2000 to 15 million in 2020 Lower levels of product obsolescence Combination therapies widely used Older “proven” products are still widely used

Significant value of certain oncology products losing patent protection over the next 10 years 28% 1,476 Eloxatin® (oxaliplatin) Selected injectable cytotoxic molecules: 10% 1,000 Zometa® (zoledronic acid) 1% 1,227 Neupogen® (G-CSF) Selected injectable oncology related therapies: -3% 153 Hycamtin® (topotecan) -3% 229 Ellence®/Pharmorubicin® (epirubicin) 245% 376 Alimta® (pemetrexed) 1% 732 10% 938 Gemzar® (gemcitabine) 12% 1,408 Taxotere® (docetaxel) Growth Rate vs. 2004 Global 2005 LMV* (USD m) *Source: IMS Health, MIDAS sales data, MAT Dec 2005 (US, Canada, UK, Germany, France, Italy, Spain, Australia). Camptozar®/Camptosar® (irinotecan)

Mayne Pharma’s top 10 products in FY 2006 Top 10 products by sales Anti-infective Side effect reducer Anti-infective Oncology Anti-infective / Dermatology Oncology Vitamins Oncology Oncology Oncology Therapeutic area Fluconazole Leucovorin Vancomycin Methotrexate Doryx® * Carboplatin MVI Irinotecan Pamidronate Paclitaxel Molecule name  * Doryx is sold in the US by Warner Chilcott.

# Mayne Pharma generic pipeline LMV* US$4.2bn
*(as of Sept. 2006)*



Pre-dossier
23 molecules
Filed dossier
23 molecules
Early Stage
2
Development Stage
14
Stability Testing Pre-filing
7
Pending at FDA
10
Pending at an EU Agency
14
Pending at TGA
15
Pending at TPD
8

- Estimated total LMV of molecules filed awaiting approval US$4.2 billion
- In total, 46 molecules in the product pipeline

* LMV (Local Market Value) refers to the annual sales of equivalent products already being sold in the market whether patented or generic. LMV is not a forecast of Mayne Pharma's expected sales revenue. (Source: IMS MAT March 06)

Excludes biosimilars (G-CSF)

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Manufacturing facilities Boulder Wasserburg Zydus Cadila JV (under construction) Mulgrave Salisbury Aguadilla

# Highly developed oncology manufacturing capabilities

mayne

| Facility | Location | Type of Products | Key assets |
|---|---|---|---|
| **Mulgrave** | Victoria, Australia | Non-cytotoxic vials<br>Cytotoxic vials<br>Freeze-dried vials | • Oncology focused<br>• Staff's technical knowledge<br>• High volume capability |
| **Boulder** | Colorado, USA | Paclitaxel<br>API | • Broad API development and manufacturing expertise<br>• Taxane-related know-how |
| **Wasserburg** | Bavaria, Germany | Freeze-dried vials<br>Solution vials<br>Ampoules | • Freeze drying capability<br>• Ampoule and vial capability<br>• High staff technical expertise |
| **Aguadilla** | Puerto Rico | Solution vials<br>Ampoules | • Non-cytotoxic site<br>• Close to US market |
| **Salisbury** | S. Australia, Australia | Cleantaste<br>Liquids & creams<br>Capsules<br>Spray Coating | • Complex sustained release development capability<br>• Well established EU, US, AU compliance status<br>• Available capacity |
| **Zydus JV*** | Ahmedabad, India | Cytotoxic vials<br>API processing | • Low cost manufacturing<br>• Vertically integrated API and fill and finish site<br>• Favourable intellectual property environment |

* Under construction

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Reconciliation of Mayne Pharma pro forma sales to statutory sales Mayne Pharma acquired from Mayne Group Limited, F.H. Faulding & Co. Ltd including its pharmaceutical businesses based in Salisbury, South Australia effective 18 November 2005 and accordingly they are not included in the financial results for the period 1 July 2005 to 17 November 2005 or in the comparative FY 2005 information The financial results therefore differ from the ‘pro forma’ financials which included a full twelve month contribution 2006 (A$m) 2005 (A$m) Sales – statutory 788.949 644.735 F.H. Faulding sales 13.848 * 38.036 ** Sales – pro forma 802.797 682.771 * F.H. Faulding sales 1 July 2005 to 17 November 2005 ** F.H. Faulding sales 1 July 2004 to 30 June 2005